                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): MAY 9, 2002
                                                            -----------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)







            DELAWARE                             1-12297                            22-3086739
            --------                             -------                            ----------
(State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
         Incorporation)                                                              Number)


     13400 OUTER DRIVE WEST                                                           48239
     ----------------------                                                           -----
          DETROIT, MI                                                          (Including Zip Code)
          -----------
(Address of Principal Executive
            Offices)




                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated May 9, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

On May 9, 2002, United Auto Group, Inc. issued a press release announcing that it will host the annual meeting of its stockholders at its offices located at One Harmon Plaza, Ninth Floor, Secaucus, NJ 07094 on May 21, 2002, at 9:00 a.m. Eastern Daylight Time. In conjunction with this meeting, the Company will post the presentation from the meeting of stockholders on its website, www.unitedauto.com, beginning May 21st and for the following 60 days. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     May 9, 2002               UNITED AUTO GROUP, INC.


                                     By: /s/ Robert H. Kurnick, Jr.
                                         ----------------------------------
                                             ROBERT H. KURNICK, JR.
                                     Its:    EXECUTIVE VICE PRESIDENT

                          EXHIBIT INDEX


   EXHIBIT             DESCRIPTION OF EXHIBIT               SEQUENTIAL PAGE
   NUMBER                                                        NUMBER

 EXHIBIT 99.1           Press Release of United
                        Auto Group, Inc., dated May
                        9, 2002